LEASE AGREEMENT

     THIS LEASE AGREEMENT, made this  23  day of December, 1998, by
                                     ----
and between DIALYSIS CORPORATION OF AMERICA, a Florida corporation, with offices at 27 Miller Street, Lemoyne, Pennsylvania 17043 (hereinafter referred to as "Lessor") and DIALYSIS SERVICES OF PENNSYLVANIA, INC. - LEMOYNE, a Pennsylvania corporation, with offices at 27 Miller Street, Lemoyne, Pennsylvania 17043 (hereinafter referred to as "Lessee").

                               1.   PREMISES
                                    --------

    Lessor, in consideration of the rents and covenants hereinafter mentioned, does demise and lease unto Lessee, all that certain space consisting of 5,386 square feet of rentable space (the "Space"), with specifications for the Space attached as Exhibit A, in the building located at 27 Miller Street, Lemoyne, Pennsylvania 17043 (the "Building").

                                 2.   TERM
                                      ----

     2.1  Term.  This Lease is for the term of five (5) years, commencing
          ----
on the first day of January, 1999 (the "Term"). In the event this Lease commences on a day other than the first day of the month, then the rent shall be paid pro rata for such fractional month.

     2.2  Renewal Option.
          --------------

     This Lease shall be renewable for two consecutive periods of five (5) years each ("Renewal Periods") each under the terms and conditions of this Lease, provided that:

          (i)   Lessee is not in default hereunder;

          (ii) Lessee has given written notice of its intent to renew the Lease not less than one hundred twenty (120) days prior to the expiration of the current Term or the First Renewal Period, as the case may be; and

          (iii) The rent for such Renewal Period will be at $9.00 per square foot for the First Renewal Period and $10.00 per square foot for the Second Renewal Period, and such rent will commence on the day of the month immediately following the expiration of the Term or the First Renewal Period, as the case may be, which rent shall be pro rated for any portion of a month.

                       3.   POSSESSION AND USE
                            ------------------

     3.1 Acceptance of Premises.
         ----------------------

     Lessee shall accept the Space in its condition as of the commence-ment date of the Term, subject to all applicable laws, ordinances, regulations, covenants and restrictions. Lessor has made no represen-tation or warranty as to the suitability of the Space for the conduct of Lessee's business, and Lessee waives any implied warranty that the Space is suitable for Lessee's intended purposes and Use.

Except as provided in Section 6, in no event shall Lessor have any obligation for any defects in the Space or any limitation on its Use. The taking of possession of the Space shall be conclusive evidence that Lessee accepts the Space and that the Space was in good condition at the time possession was taken except for items that are Lessor's responsibility under Section 6 and any punchlist items agreed to in writing by Lessor and Lessee.

     3.2  Possession.
          ----------

     Possession of the Space includes the exclusive use of the same, together with the use, concurrent with any other occupants of the Building, of the common hallways, stairs, elevators (if any), toilet rooms, parking areas, air conditioning, storage, waste removal, electric, heat, light and water. Lessee, its agents, invitees, employees, servants and visitors (collectively "Lessee's Agents") shall have the right of ingress and egress to and from the said Space and the Building.

      3.3  Use Availability.
           ----------------

     The Space shall be used only for the purpose of an out-patient medical and dialysis center, related office, storage and other lawful purposes as may be incidental thereto ("Use").

     It shall be Lessee's responsibility at its own expense to deter-mine and, if necessary, submit the appropriate applications for the Use of the Space to and comply with all the requirements of the appropriate governmental officials, agencies, commissions and boards having jurisdiction over the Use of the Space, including but not limited to the Americans With Disabilities Act ("Government Compliance"). Lessor will use its best efforts to assist Lessee in submitting and obtaining any such applications and approvals. If Lessee is unable to obtain the appropriate permits, variances, licenses and/or other approvals for the Use of the Space, Lessor may, at its option but is not otherwise required, obtain such Government Compliance, and Lessee will use its best efforts to assist Lessor in obtaining such compliance, and all costs and expenses to effect such Government Compliance to be charged to Lessee as Additional Rent as defined in Section 4.2 accruing for the month following effectuation of such compliance; or if Lessor does not exercise its option to obtain the Government Compliance, this Lease will auto-matically and immediately terminate and become null and void.

                                 4.   RENT
                                      ----

     4.1  Base Rent.
          ---------

     Lessee agrees to pay as base rent to Lessor for the Use of the Space during the Term $8.00 per square foot or Forty-Three Thousand Eighty-Eight and 00/100 ($43,088.00) Dollars per year ("Base Rent") to be paid in monthly installments of Three Thousand Five Hundred Ninety and 67/100 ($3,590.67) Dollars, payable monthly in advance, without demand, deduction or set-off, on the first day of each calendar month during the Term, allowing ten (10) day check processing time.

     Lessee shall pay to Lessor upon the execution of this Lease Four Thousand Thirty-Nine and 50/100 ($4,039.50) Dollars, which Lessor shall credit Lessee for the first month's Base Rent and Additional Rent (CAM charges) (pro-rated if the commencement date of the Term falls on a date later than the first day of the month).

     4.2  Additional Rent.
          ---------------

     The Lessee shall pay as additional rent above the Base Rent
("Additional Rent") $1.00 per square foot of the rentable Space for an annual aggregate of Five Thousand Three Hundred Eighty-Six and

00/100 ($5,386.00) Dollars for all common area maintenance and other operating costs and expenses attributable to the operation and main-tenance of the Building (collectively "CAM"), which include but are not limited to electric, water and sewer charges, snow and ice removal from sidewalks and parking areas, trash removal, janitorial services of common areas and exterior and landscape maintenance, insurance, real estate taxes, levies and special assessments on the Building, fuel oil, repair, maintenance and security expenses, and all utilities except to the extent such are separately metered. The CAM expenses will be adjusted each year based upon the prior year's actual CAM expenses and any new CAM expenses, which adjustment may increase or decrease the Additional Rent with respect to the CAM expenses.

     The CAM charges as Additional Rent shall be due and payable in monthly installments with the Rent of Four Hundred Forty-Eight and 83/100 ($448.83) Dollars. Subject to the provisions of Section 4.1, if any installment of Base Rent or Additional Rent is not paid within ten (10) days of its due date then Lessor may assess a late charge of five (5%) percent of the total amount of Base Rent or Additional Rent then due until the date of payment, which charge shall be immediately due and payable as further Additional Rent. Payments, when received by the Lessor, shall be applied first to delinquent rents and late charges, if any. Base and Additional Rent may be referred to collec-tively throughout this Lease as "Rent."

                             5.   UTILITIES
                                  ---------

     Lessor shall maintain separate metering for the utilities for the portion of the Space known as the South Lower Segment and the balance of the utilities necessary for the Space will be maintained by Lessor and are included in the CAM charges as Additional Rent under Section 4.2.

     In the event Lessee requires additional utilities or equipment, the installation and maintenance thereof shall be at Lessee's sole obligation, provided that such installation shall be subject to Lessor's written consent which shall not be unreasonably withheld or delayed.

     Lessee covenants and agrees that at all times its use of the utilities and services shall never exceed the capacity provided by Lessor. Lessor shall not be liable to Lessee or its Agents for any interruption of or failure to provide electrical service, heating, air conditioning, or water, or other utility service, or any change in the quality or character of the utility services or for such no longer being suitable for Lessee's requirements which is due to any energy shortage, power failure, or other cause beyond the control of Lessor, or is required in order to enable Lessor to perform required and necessary maintenance or repairs within the Building; nor shall any non-supply or change in supply of any utility service in any way effect the tenancy or relieve Lessee of any obligation under the terms of this Lease.

     Any telephone, fax, e-mail modem and similar services, including installation and charges therefor, are the sole responsibility and expense of Lessee.

                6.   OPERATING RESPONSIBILITIES OF THE LESSOR
                     ----------------------------------------

     Lessor shall be responsible for the repair and maintenance of the following during the Term, the expenses for which are included as CAM charges and included in Additional Rent, Section 4.2 above.

          (i) To keep and maintain in good condition and repair the roof, exterior walls, structure, foundation, and outside walks and other structural components of the Building, and surrounding grounds, and all common areas within and without the Building, and uninsured losses and damages caused by Lessee and its Agents excluded. The term "walls" as used in this Section 6 shall not include windows, glass or plate glass, doors or overhead doors, special fronts or office entries;

          (ii) To keep and maintain in good condition and repair the main plumbing and electrical components leading into and the overall plumbing and electrical components of the Building, other than those installed by Lessee and within the Space, the latter to be the respon-sibility of the Lessee;

          (iii) To keep and maintain in good condition and repair, the parking area, if any; to mark the parking spaces "handicapped" and "reserved";

          (iv) To handle the snow and ice removal from the Building, all parking areas and walk-ways leading up to the Building;

          (v) To provide for trash removal and a trash dumpster to the Building of sufficient size and capacity to handle the daily removal of trash from the Building;

          (vi) Subject to Section 7(iv) of this Lease, to permit Lessee's installation of interior and exterior signs identifying the Lessee and its business, such signs to be reasonable in number, size and design, and Lessor to include and display Lessee's business name on all Building directories and outside signs;

          (vii)  To maintain existing exterior lighting to the Building;

          (viii) To insure adequate and free parking adjacent to the Building, including a reserved space for delivery of supplies, and to insure a minimum of 11 assigned and clearly marked parking spaces for the sole use of Lessee, its patients and staff at the southern end of the Building, of which 3 parking spaces will be designated for the handicapped and to include 6 to 10 additional spaces as needed for the use of Lessee's patients and staff if parking becomes critical;

          (ix) To insure the Space and the Building are free from pests and all infestations and shall be responsible for the monthly or bi-monthly extermination at Lessor's sole expense;

          (x) To use diligence in obtaining all necessary permits and licenses from any and all regulatory agencies for the continuous operation of the Building, which will comply with all safety, health and other governmental codes and regulations; Lessor warrants to Lessee that the Space shall not violate any covenants or restrictions of record, or Building codes, regulations or ordinances, and further represents that the Building is located in an area which is zoned for the Use. In the event it has been determined that this warranty has been violated, then it shall be the obligation of Lessor to promptly, at Lessor's sole cost and expense, rectify such violations;

          (xi) To allow the patients and staff of Lessee free and easy access through all exits and entrances of the Building;

          (xii) To provide and maintain sufficient landscaping around the Building in such a manner and capacity as to create a pleasing and attractive environment for the Building;

          (xiii) To provide and maintain for the reasonable access and delivery of supplies via tractor-trailer;

          (xiv) To pay all real estate, sales, use, licenses, income and other taxes with respect to the Building and this Lease;

          (xv) To keep and maintain in good condition and repair the air conditioning and heating systems, including but not limited to all necessary plumbing, electrical and ventilation ("HVAC Systems"), satisfactory in size and capacity to meet basic heating and cooling standards of the Building.

                  7.   OPERATING RESPONSIBILITIES OF LESSEE
                       ------------------------------------

     Lessee shall be responsible at its sole expense for the following during the Term:

          (i)    To Use the Space in a proper, safe and careful manner;

          (ii) To make and pay for all necessary alterations and improvements to the Space, which Lessee has the right to do for Lessee's own purposes, which shall be made at Lessee's expense; Lessee may make any alterations and improvements to the Space; all such work shall be done at such time and in such manner as shall minimize and inconvenience to other occupants of the Building. Lessee shall comply with all governmental rules and regulations in connection with such work. Lessee may remove furniture, fixtures, and movable improvements installed within the Space at the expiration of the Lease; Lessee shall promptly repair any damage to the Space and the Building as a result of such removal, other than normal wear and tear.

                 Notwithstanding anything herein to the contrary, the Lessee shall not make structural alterations or additions to the Building or the Space, except as provided in Sections 6(vi) and 7, provided Lessor consents thereto in writing. All structural altera-tions or improvements made by Lessee shall be at Lessee's sole cost and expense and shall become the property of the Lessor at the termination of this Lease.

                 Lessee shall not permit any mechanic's liens, or similar liens, to remain upon the Building or the Space for labor and material furnished to Lessee or claimed to have been furnished to Lessee in connection with work of any character performed or claimed to have been performed at the direction of Lessee and shall cause any such lien to be released and an instrument evidencing discharge of same to be recorded forthwith without any cost to Lessor.

          (iii) To provide janitorial services and supplies for the Space, trash removal from the Space, and maintain the Space in good condition and repair.

          (iv) Installation of any signs, subject to Section 6(vi), shall be at the sole expense of the Lessee.

          (v) Subject to Lessor's obligations in Section 6, Lessee at its expense shall repair, replace and maintain in good condition all portions of the Space and all areas, improvements and systems exclusively serving the Space.

                    8.   NEGATIVE COVENANTS OF LESSEE
                         ----------------------------

     8.1  Waste, Damage, or Injury to Space; Restoration.  No waste,
          ----------------------------------------------
damage or injury to the Space shall be committed.

     8.2  Lawful Possession, Fire Precautions, Machinery Weights.
          ------------------------------------------------------
Lessee shall not carry on any unlawful or immoral business in or about the Space, and shall not carry on any business which will endanger the Building from fire or cause the forfeiture of any fire insurance.

     8.3  Assigning, etc. by Lessee.  Lessee shall have the privilege
          -------------------------
of assigning or subletting the Space, or mortgaging any interest it may have by virtue of this Lease; provided, however, such is done with the written consent of Lessor, such consent to be reasonable and shall not be arbitrarily withheld. Notwithstanding any provisions hereof, Lessee may assign or sublet the Space or any portion thereof, without Lessor's consent, to any corporation which controls, is controlled by or is under common control with Lessee, or to any corporation resulting from the merger or consolidation with Lessee, or to any person or entity which acquires substantially all of the assets of Lessee, provided that said assignee assumes, in full, the obligations of Lessee under this Lease. Any such subletting or assignment shall terminate from that time on any and all liabilities and obligations of Lessee to pay Rent or perform under the Lease. Consent to one assignment or subletting by Lessor shall not be deemed consent to any subsequent assignment or subletting.

     8.4  Encumbrance.  The Lessee shall not, by any act or omission,
          -----------
encumber the title of the Lessor nor shall the interest or estate of the Lessor be in any way subject to any claim by way of lien or encumbrance, whether claimed by operation of law or by virtue of any express or implied contract by Lessee.

                           9.   LESSOR'S RIGHTS
                                ---------------

     It is agreed and understood that Lessor and Lessor's duly authorized agents, employees, representatives and contractors ("Lessor's Agents") may enter the Space during normal business hours for the purpose of inspecting and maintaining the Space. Lessor may erect a suitable sign on the Space and/or Building stating the Space is available to let or that the Building is available for sale. Lessor may grant easements, make public dedications, designate common areas and create restrictions on or about the Space, provided that no such easement, dedication, designation or restriction materially interferes with Lessee's Use. At Lessor's request, Lessee shall execute such instruments as may be necessary for such easements, dedications or restrictions.

                     10.  RESPONSIBILITIES OF LESSEE
                          --------------------------

     10.1 Damages or Injury to Property.  All damages or injuries done
          -----------------------------
to the Space by the Lessee and/or Lessee's customers, clerks, Lessee's Agents, and individuals for whom Lessee is responsible, shall be the sole responsibility of Lessee and shall be repaired by Lessee at its expense, exclusive of ordinary wear and tear, or except as a result, directly or indirectly, of Lessor's failure to maintain the Building and the Space in accordance with the provisions of this Lease, or except as a result of Force Majeure (as defined in Section 26) and except for the negligence of the Lessor and/or Lessor's Agents.
Lessee covenants and agrees to make such repairs within thirty (30) days' written notice given to Lessee by Lessor, and if Lessee shall neglect to make said repairs or commence to make the same promptly or complete the same within thirty (30) days after receiving such notice, Lessor shall have the right to make such repairs at the expense and cost of Lessee, provided Lessor gives Lessee thirty (30) days prior written notice that Lessor is going to cure the damage or injury, and the amount thereof may be charged directly to Lessee as Additional Rent accruing for the month following the date of repair.

     10.2 Payment of Judgments, etc.  Lessee shall bear, pay and
          -------------------------
discharge, when and as the same become due and payable, all judgments and lawful claims for damages or otherwise against Lessor, arising from Lessee's and the Lessee's Agent's, customers' and clerks' use or occupancy of the Space and Lessee will assume the burden and expense of defending all such suits, whether brought before or after the expiration of this Lease, and will protect, indemnify and save harmless Lessor or Lessor's Agents and the public at large, and Lessee will pay Lessor's reasonable legal fees in bringing an action against or defending an action caused by Lessee or Lessee's Agents, customers, clerks, visitors and invitees.

                         11.  EVENTS OF DEFAULT
                              -----------------

     Each of the following events shall be an event of default ("Event of Default") by Lessee under this Lease:

          (i) Lessee shall fail to pay any installment of Rent or any other payment required herein when due, and such failure shall continue for a period of ten days from the date such payment was due.

          (ii) Lessee shall (A) make a general assignment for the benefit of creditors; (B) commence any case, proceeding or other action seeking to have an order for relief entered on its behalf as a debtor or to adjudicate it a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, liquidation, dissolution or composition of it or its debts or seeking appointment of a receiver, trustee, custodian or other similar official for it or for all or of any substantial part of its property (collectively a "proceeding for relief"); (C) become the subject to any proceeding for relief which is not dismissed within 60 days of its filing or entry; or (D) be dissolved or otherwise fail to maintain its legal existence.

          (iii) Any insurance required to be maintained by Lessee pursuant to this lease shall be canceled or terminated or shall expire or shall be materially reduced or changed, except, in each case, as permitted in this Lease.

          (iv) Lessee shall fail to discharge any lien placed upon the Space or the Building in violation of this Lease within 30 days after any such lien or encumbrance is filed against the Space or the Building.

          (v) Lessee shall fail to comply in any material respect with any provision of this Lease other than those specifically referred to in this Section 11, and except as otherwise expressly provided herein, such default shall continue for more than 30 days after Lessor shall have given Lessee written notice of such default.

                       12.  REMEDIES OF LESSOR
                            ------------------

     Upon each occurrence of an Event of Default and so long as such Event of Default shall be continuing, Lessor may at any time thereafter at its election terminate this Lease and Lessee's right of possession and pursue any other remedies at law or in equity. Upon the termination of this Lease and Lessee's right of possession, it shall be lawful for Lessor to re-enter the Space by summary dispossession proceedings or any other action or proceeding authorized by law and to peaceably remove Lessee and all persons and property therefrom.

                        13.  REMEDIES OF LESSEE
                             ------------------

     In the event of a default under the terms, covenants or conditions of this Lease on the part of the Lessor, which shall include but not be limited to unreasonably withholding consents, failure to maintain facilities for the introduction of utilities to the Space, failure to maintain the Building and the Space as required in this Lease, failure to use due care with respect to the Lessee and Lessee's Agents and their property, and otherwise interfering with, whether negligently or intentionally, the business of the Lessee or its peaceable and quiet enjoyment of the Space for the Term and any Renewal Period, Lessee shall notify Lessor in writing of said default and Lessor shall have thirty
(30) days to cure or commence to cure said default; provided that if the nature of the default is such that it cannot be reasonably cured within said thirty (30) days, Lessor shall not be deemed to be in default if it shall commence performance within said thirty (30) day period and diligently proceeds to so cure the default thereafter. If Lessor shall not cure or commence to cure the said default within the thirty (30) day period, Lessee has the option to either terminate this Lease and vacate the Space without further liability under the Lease and take whatever limited remedies that may be available to it upon such default, or cure the default and at Lessee's option deduct the costs and expenses for such cure from Rent or Additional Rent or any other amounts accrued hereunder due, or otherwise be immediately reimbursed by Lessor.

     Should there be a need to make any emergency repairs which were otherwise the responsibility of the Lessor as provided in this Lease, but due to emergent circumstances, Lessee makes such repairs which it is entitled to do, the cost of such emergent repairs shall be at Lessee's option a deduction from Rent or Additional Rent or otherwise be immediately reimbursed by Lessor.

                             14.  INSURANCE
                                  ---------

     14.1 Lessee Insurance.  Lessee, at its cost, shall maintain a
          ----------------
policy of Combined Single Limit Bodily Injury and Property Damage Insurance during the Term and any Renewal Period, such insurance to provide protection in the amount of One Million ($1,000,000) Dollars combined single limit, insuring Lessor and Lessee against any liability arising out of and in connection with Lessee's Use or occupancy of the Space. Lessee should also obtain and maintain a policy or policies of insurance covering loss or damage to the Space, providing protection against all perils included within the classifi-cation of fire, extended coverage, vandalism, malicious mischief, flood (in the event such is required by a lender having a lien on the Building), and special extended perils ("All risk" as such term is used in the insurance industry). Lessee shall also maintain workmen's compensation insurance with no less than the minimum limits required by law. The commercial liability insurance policies shall name Lessor as an additional insured, insure on an occurrence and not a claims-made basis, contain a hostile fire endorsement and a contractual liability endorsement and provide primary coverage to Lessor (any policy issued to Lessor providing duplicate or similar coverage shall be deemed in excess over Lessee's policies).

     14.2 Lessor Insurance.  Lessor shall obtain and maintain insurance
          ----------------
on the Building, primarily a policy of Combined Single Limit Bodily Injury and Property Damage Insurance insuring against any liability arising out of the ownership or maintenance of the Building and all areas appurtenant thereto in an amount not less than combined single limit of One Million ($1,000,000) Dollars. All such insurance shall be included as part of the CAM charges to Lessee pursuant to Section 4.2 hereof. Lessor should also obtain and maintain a policy or policies of insurance covering loss or damage to the Space, but not Lessee's fixtures or equipment, in an amount not to exceed the full replacement value thereof providing protection against all perils included within the classification of fire, extended coverage, vandalism, malicious mischief, flood (in the event such is required by a lender having a lien on the Building), and special extended perils ("all risk" as such term is used in the insurance industry).

     14.3 Reputable Carriers.  Insurance required hereunder shall be
          ------------------
placed with reputable insurance companies. Each party shall deliver to the other copies of policies of liability insurance required under this
Section 14 or certificates evidencing the existence and amounts of such insurance. No such policy shall be cancelable or subject to reduction of coverage or other modification except after thirty (30) days prior written notice to Lessor or Lessee, as the case may be. Lessor and Lessee shall, at least thirty (30) days prior to the expiration of such policies, furnish the other party with renewals or "binders" thereof, or the other party, after ten (10) days written notice, may order such insurance, provided such is during and for the Term or any Renewal Period, and charge the cost thereof to the non-renewing party which amount shall be payable upon demand. Lessor and Lessee shall not do or permit to be done anything which shall invalidate the insurance policies referred to in this Section 14.

     14.4 Subrogation.  Lessee and Lessor each hereby release and relieve
          -----------
the other (which includes the other party's Agents) from any liability, whether for negligence or otherwise, in connection with loss covered by any insurance policies which the releasor carries with respect to the Building and/or the Space or any interest or property therein or thereon, but only to the extent that such loss is collected under said insurance policies. Such release is also conditioned upon the inclusion in the policy of a provision whereby any such release does not adversely affect such policy or prejudice any right of the releasor to recover thereunder. Each party's insurance policies shall include such a provision so long as it is obtainable without extra cost.

                          15.  FIRE OR CASUALTY
                               ----------------

     15.1 Substantial Damage; Rent Abatement.  In the event that the
          ----------------------------------
Building or the Space shall be totally or substantially damaged by fire or other casualty or happening, to the extent that the business of the Lessee cannot reasonably be conducted therein and if such damage cannot be or is not repaired, restored, or rebuilt by the Lessor, as the case may be, to substantially the same condition as it was immediately prior to such damage or destruction within three (3) months after such damage, then either the Lessor or Lessee shall have the option of terminating this Lease by written notice delivered to the other party not later than thirty (30) days following such failure to rebuild; in either event Lessee shall immediately vacate and surrender possession of the Space to Lessor. If neither Lessee nor Lessor elects to terminate this Lease, or if the Building or the Space is not damaged to the extent that the damage unreasonably interferes with Lessee's Use, Lessor shall proceed with said repairs with all reasonable diligence, but in no event shall the repairs exceed ninety (90) days. The Rent payable hereunder shall entirely abate in case the Space or the Building is substantially destroyed or so damaged as to render the Space untenantable or not useable or convenient or in a condition for its Use, or abate proportionately according to the extent of the injury or damage sustained by the Building or the Space, if such is not substantially destroyed or is rendered partially untenantable, until the Building and the Space shall have been restored, repaired, or rebuilt and put in proper condition for the Use and occupancy of Lessee. Lessor agrees to institute such repairs immediately after such damage and to complete the same with due diligence and within a reasonable time.

     15.2 Damage for Interruption of Use.  Lessor shall not be liable for
          ------------------------------
any damage, compensation or claim by reason of inconvenience of annoyance arising from the necessity of making repairs, alterations and/or additions to any portion of the Space, the interruption in the Use of the Space, or the termination of this Lease by reason of the destruction of the Space.

                    16.  ENVIRONMENTAL REQUIREMENTS
                         --------------------------

     Lessee shall not permit or cause any party to bring any Hazardous Material into the Space or transport, store, use, generate, manufacture or release any Hazardous Material in or about the Space without Lessor's prior written consent. Lessee, at its sole cost and expense, shall operate its business in the Space in strict compliance with all Environmental Requirements and shall remediate in a manner satisfactory to Lessor any Hazardous Materials released on or from the Building by Lessee and/or its Agents. The term "Environmental Requirements" means all applicable present and future statutes, regulations, ordinances, rules, codes, judgments, orders or other similar enactments of any governmental authority or agency regulating or relating to health, safety, or environmental conditions on, under or about the Space or the environment, including without limitation, the following: the Comprehensive Environmental Response, Compensation and Liability Act; the Resource Conservation and Recovery Act; and all state and local counterparts thereto, and any regulations or policies promulgated or issued thereunder. The term "Hazardous Materials" means and includes any substance, material, waste, pollutant, or contaminant listed or defined as hazardous or toxic, under any Environmental Requirements, asbestos and petroleum, including crude oil or any fraction thereof, natural gas, or synthetic gas usable for fuel (or mixtures of natural gas and such synthetic gas). As defined in Environmental Requirements, Lessee is and shall be deemed to be the "operator" of Lessee's "facility" and the "owner" of all

Hazardous Materials brought into the space by Lessee and Lessee's Agents, and the wastes, by-products, or residues generated, resulting, or produced therefrom.

     Lessor shall have access to, and a right to perform inspections and tests of, the Space to determine Lessee's compliance with Environmental Requirements, its obligations under this Section 16, or the environmental condition of the Space. Access shall be granted to Lessor upon Lessor's prior notice to Lessee and at such times so as to minimize, so far as may be reasonable under the circumstances, any disturbance to Lessee's operations. Such inspections and tests shall be conducted at Lessor's expense, unless such inspections or tests reveal that Lessee has not complied with any Environmental Requirement, in which case Lessee shall reimburse Lessor for the reasonable cost of such inspection and tests.

                            17.  SURRENDER
                                 ---------

     Upon expiration or earlier termination of the Lease in accordance with its terms, Lessee shall surrender the Space to Lessor, ordinary wear and tear and casualty loss and condemnation covered by Sections 15 and 18 excepted. Any trade fixtures, Lessee-made alterations and property not so removed by Lessee as permitted or required herein shall be deemed abandoned and may be stored, removed, and disposed of by Lessor at Lessee's expense, and Lessee waives all claims against Lessor for any damages resulting from Lessor's retention and disposition of such property.

                            18.  CONDEMNATION
                                 ------------

     If any part of the Space should be taken or condemned for a public or quasi-public use, and a part thereof remains which is susceptible for the Use intended, this Lease shall, as to the part so taken, terminate as of the date title shall vest in the condemnor, and the Rent payable hereunder shall be adjusted so that the Lessee shall be required to pay for the remainder of the Term only such portion of such Rent at the value of the part remaining after the condemnation bears to the value of the entire Space at the date of condemnation; but in such event
Lessor shall have the option to terminate this Lease as of the date when title to the part so condemned vests in the condemnor. If all the Space, or such part thereof be taken or condemned so that there does not remain a portion susceptible for occupation hereunder, this Lease shall thereupon terminate. Whether or not a portion of the Space is susceptible for the Use intended shall be determined by arbitration if the parties cannot otherwise agree on said portion. If a part of all of the Space be taken or condemned, all compensation, except as otherwise provided in this Section 18, awarded upon such condemnation or taking shall, go to the Lessor and the Lessee shall have no claim thereto. Lessee shall have the right, to the extent that same shall not diminish Lessor's award, to make a separate claim against the condemning authority (but not Lessor) for such compensation as may be separately awarded or recoverable by Lessee for moving expenses and damage to Lessee's trade fixtures, if a separate award for such items is made to Lessee.

                  19.  SUBORDINATION; ASSIGNMENT BY LESSOR
                       -----------------------------------

     The rights and interest of Lessee under this Lease shall be subject and subordinate to any mortgage that may be placed upon the Space and to any and all advances to be made thereunder, and to the interest thereon, and all renewals, replacements, and extensions thereof. Whether this Lease is dated prior to or subsequent to the date of said mortgage, Lessee shall execute and deliver whatever instruments may be required for such purposes. If Lessee fully performs its obligations under the Lease then, with respect to any mortgage or instrument now or hereafter becoming a lien or liens on the Building, Lessee's obligation to sub-ordinate to such mortgage or other instrument shall be conditioned upon the mortgagee agreeing not to unreasonably disturb or interfere with Lessee's rights, Lessee's quiet enjoyment or with Lessee's possession of the Space. Notwithstanding the foregoing, Lessee shall not unreasonably withhold or delay executing a subordination agreement if the lender presents a standard subordination and non-interference agreement utilized industry wide. Lessor may assign its interest in this Lease or any part thereof, and such assignee shall thereupon be deemed Lessor hereunder.

                         20.  QUIET ENJOYMENT
                              ---------------

     Lessor covenants and agrees that Lessee, upon paying the Rent and performing the covenants of this Lease, on its part to be performed, shall and may peaceably and quietly have, hold and enjoy the Space and the common areas for the Term and any duly authorized Renewal Period.

                        21.  SPACE PREPARATION
                             -----------------

     It is understood that the Space shall be rented by the Lessee on an "as is" basis, and the only Space preparation work that shall be done shall be the work as outlined on Exhibit A attached to and made a part of this Lease.

                           22.  AUTHORIZATON
                                ------------

     Lessor and Lessee each has all the requisite right, power, legal capacity and authority, corporate and otherwise, to enter into this Lease and to assume and perform their respective obligations hereunder. The execution and delivery of this Lease and the performance by Lessor and Lessee of their obligations hereunder have been duly authorized by their respective boards of directors and/or partners, as the case may be, and this Lease is a binding and enforceable Lease of Lessor and Lessee according to its terms. The execution, delivery and performance of this Lease by Lessor and Lessee will not result in any violation of and will not conflict with, or result in any breach of any of the terms of or constitute a default under, or constitute an event which with notice or the passage of time or both would constitute a default under, any provision of any law to which Lessor or Lessee is subject, any partnership agreement, the articles of incorporation, and/or by-laws of any party, or any mortgage, indenture, agreement, instrument, judgment, decree, or rule or resolution or other restriction to which Lessor or Lessee is bound. The representations as contained herein are only made by Lessor and Lessee as to their own corporate acts, articles of incorporation, by-laws and/or partnership agreements, as the case may be, and their respective related agreements and regula-tions and neither makes any representations as to the other's acts, articles of incorporation, by-laws, partnership agreements, as the case may be, and related agreements and regulations.

     No action, approval, consent or authorization, including but not limited to any action, approval or consent of any shareholder, note holder, partner, or order of any court or governmental agency, commission, board, bureau or instrumentality, otherwise than as specifically provided in this Lease, is necessary in order to constitute this Lease as a valid, binding and enforceable obligation of the parties hereto in accordance with its terms.

                      23.  RIGHT OF FIRST REFUSAL
                           ----------------------

     Should Lessor notify Lessee of an acceptable bona fide offer from a third party for leasing all or any part of space adjacent to the Space, Lessor shall notify Lessee of the terms and conditions of such offer and furnish Lessee with a true copy thereof. Lessee shall have ten (10) days to notify Lessor that it agrees to lease such adjacent space on the same terms and conditions as are contained in the offer, or as otherwise mutually agreed between Lessor and Lessee.

     Lessor may accept the third party's offer if Lessee declines to meet the offer or otherwise cannot mutually agree on the terms with Lessor or Lessee fails to reply to Lessor's notice of such third party offer within the ten-day period specified above.

     If Lessee agrees by reply notice to meet such offer or otherwise agrees with the Lessor as to terms for the additional space, the parties shall enter into a modification of this Lease to incorporate such additional space under the terms and conditions as agreed to by the parties.

                         24.  WAIVER OF JURY TRIAL
                              --------------------

     LESSEE AND LESSOR WAIVE ANY RIGHT TO TRIAL BY JURY OR TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE, BETWEEN LESSOR AND LESSEE ARISING OUT OF THIS LEASE OR ANY OTHER INSTRUMENT, DOCUMENT, OR AGREEMENT EXECUTED OR DELIVERED IN
CONNECTION HEREWITH OR THE TRANSACTIONS RELATED HERETO.

                             25.  FORCE MAJEURE
                                  -------------

     Neither Lessor nor Lessee shall be held responsible for delays in the performance of its obligations hereunder when caused by strikes, lockouts, labor disputes, acts of God, inability to obtain labor or materials or reasonable substitutes therefor, and other than and subject to Section 3.3, governmental restrictions, governmental regulations, governmental controls, delay in issuance of permits, enemy or hostile governmental action, civil commotion, fire or other casualty, and other causes beyond the reasonable control of Lessor or Lessee ("Force Majeure"); provided, however, no Force Majeure event shall relieve Lessee from its obligation to pay Rent, or from its obligations under
Section 3.3, or from other monetary obligations hereunder.

                              26.  NOTICES
                                   -------

     All Rent payments, notices, requests, demands and other communica-tions under this Lease shall be in writing and shall be deemed to have been duly given on the date of service if served personally on the party to whom notice is to be given, or on the third day after mailing if mailed to the party to whom notice is to be given, by first class mail, registered or certified, postage prepaid, or the next day or second day if effected by such overnight mail, and properly addressed as follows:

     To Lessor:    Dialysis Corporation of America
                   777 Terrace Avenue
                   Hasbrouck Heights, NJ 07604
                   Attn: Thomas K. Langbein, CEO

     Copy To:      Lawrence E. Jaffe, Esq.
                   777 Terrace Avenue
                   Hasbrouck Heights, NJ 07604

     To Lessee:    Dialysis Services of PA, Inc. - Lemoyne
                   27 Miller Street
                   Lemoyne, PA 17043
                   Attn: Bart Pelstring, President

     Any party may change its address for purposes of this Section 26 by giving the other parties written notice of the new address in the manner set forth above.

                              27.  BROKERS
                                   -------

     Lessor and Lessee each represents and warrants that neither has dealt with any broker, agent or other person in connection with this transaction and other than N/A , for whom Lessor is solely responsible, no broker,
               -----
agent or other person brought about this transaction, and Lessor and Lessee each agree to indemnify and hold the other harmless from and against any claims by any broker, agent or other person claiming a commission or other form of compensation by virtue of having dealt with Lessor or Lessee, as the case may be, with regard to this leasing transaction; and Lessor specifically indemnifies Lessee against any claims for commissions, fees, costs or other charges by N/A .
                          -----

                          28.  APPLICABLE LAW
                               --------------

     This Lease shall be construed under the laws of the Commonwealth of Pennsylvania. If any provision of this Lease, or portion thereof, or the application thereof to any person or circumstance shall, to any extent, be invalid or unenforceable, the remainder of this Lease shall not be affected thereby and each provision of this Lease shall be valid and enforceable to the fullest extent permitted by law.

                      29.  LEASE CONTAINS ALL AGREEMENTS
                           -----------------------------

     It is expressly understood by the parties that the whole agreement between them is embodied in this Lease (executed in duplicate) and that no part or items are omitted, unless the terms are hereinafter modified by written agreement(s).

                            30.  SUCCESSORS
                                 ----------

     This Lease shall be binding upon the parties hereto and their respective successors and/or assigns.

                       31.  HEADINGS NO PART OF LEASE
                            -------------------------

     Any headings preceding the text of the several Sections and Sub-sections hereof are inserted solely for convenience of reference and shall not constitute a part of this Lease not shall they affect its meaning, construction or effect.

                          32.  NO ESTATE IN REALTY
                               -------------------

     This Lease shall create the relationship of Lessor and Lessee between the parties hereto; no estate shall pass out of Lessor. Lessee has no interest subject to levy or sale, and Lessee's interest is Use of the Space upon payment of the Rent.

                   33.  EFFECT OF TERMINATION OF LEASE
                        ------------------------------

     No termination of this Lease prior to the normal ending thereof, by lapse of time or otherwise, shall affect Lessor's right to collect Rent for the period prior to termination thereof or for any indemnifications of Lessee to Lessor as contained herein.

                            34.  COUNTERPARTS
                                 ------------

     This Lease may be executed in several counterparts and each such counterpart shall be deemed an original, and all counterparts shall constitute a single original Lease.

     IN WITNESS WHEREOF, the parties hereto have each caused this instrument to be signed by their respective officers thereunto duly authorized, all on the date and year first above written.

                                     DIALYSIS CORPORATION OF AMERICA

                                        /s/ Thomas K. Langbein

                                     By:------------------------------
                                        THOMAS K. LANGBEIN, CEO


                                     DIALYSIS SERVICES OF PA, INC. -
                                     LEMOYNE

                                        /s/ Bart Pelstring

                                     By:------------------------------
                                        BART PELSTRING, President

                                 EXHIBIT A

                          SPECIFICATIONS OF SPACE

                                 EXHIBIT B

                      TENANT SUBORDINATION AGREEMENT


     THIS TENANT SUBORDINATION AGREEMENT made as of the 22nd day of December, 1998, by and between Dialysis Services of Pennsylvania, Inc. - Lemoyne, a Pennsylvania corporation (the "Tenant") and Mercan-tile-Safe Deposit and Trust Company, a Maryland banking institution (the "Bank").

     WHEREAS, the Tenant is the lessee under a certain lease (the "Lease") dated December 22, 1998 from Dialysis Corporation of America, a Florida corporation (the "Landlord"), to Tenant, of certain real property, together with the improvements thereon, known as 27 Miller Street, located in Lemoyne, Cumberland County, Pennsylvania, as more particu-larly described in the Lease (the "Premises");

     WHEREAS, the Bank has made a loan to Landlord and secured said loan by a Mortgage and Security Agreement dated November 30, 1988 on the Premises (the "Mortgage"); and

     WHEREAS, at the request of the Landlord and in consideration of the making of said loan by the Bank, the Tenant has agreed to subordinate the Lease to the Mortgage.

     NOW, THEREFORE, THIS SUBORDINATION AGREEMENT WITNESSETH, that for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree and covenant as follows:

     1. Tenant hereby acknowledges and agrees that the Lease is and shall be (i) subordinate to the Mortgage, and (ii) subject and inferior to the Mortgage.

     2. Should the Premises be transferred to any person or party other than the Landlord by reason of foreclosure of or other proceedings brought pursuant to or under the Mortgage, Tenant shall attorn to and be bound to said transferee under all of the terms, covenants and conditions of the Lease for the remaining balance of the term thereof and any extensions or renewals thereof, with the same force and effect as if the transferee was the lessor under the Lease.

     3. Unless Tenant is in default under the Lease, the Lease shall not be terminated, nor shall Tenant's use, possession or enjoyment of the Premises be interfered with, by reason of any foreclosure proceeding or other action brought pursuant to or under the Mortgage.

     4. Each party hereto does hereby agree to execute, acknowledge and deliver to the other such further instruments as may be necessary to effectuate the purposes of this subordination, attornment and non-disturbance.

     WITNESS the following hands and seals as of the day and year first above written.

WITNESS:                             TENANT:
                                     DIALYSIS SERVICES OF PENNSYLVANIA,
                                       INC. - LEMOYNE

                                        /s/ Bart Pelstring

----------------------------------   By:-------------------------------
                                        BART PELSTRING, President
                                                                 (SEAL)

WITNESS:                             MERCANTILE-SAFE DEPOSIT AND
                                       TRUST COMPANY

                                        /s/ Stephen D. Palmer

----------------------------------   By:-------------------------------
                                        STEPHEN D. PALMER, Assistant
                                        Vice President
                                                                 (SEAL)

ACKNOWLEDGED AND AGREED this 22nd day of December, 1998.

WITNESS:                             DIALYSIS CORPORATION OF AMERICA

                                        /s/ Thomas K. Langbein

----------------------------------   By:-------------------------------
                                        THOMAS K. LANGBEIN, CEO
           (SEAL)

COMMONWEALTH OF PENNSYLVANIA, COUNTY of CUMBERLAND, to wit:
                                        ----------

     I HEREBY CERTIFY, that on this 23rd day of December, 1998, before
                                    ----
me, the undersigned Notary Public of the Commonwealth of Pennsylvania, personally appeared BART PELSTRING, who acknowledged himself to be the PRESIDENT of DIALYSIS SERVICES OF PENNSYLVANIA, INC. - LEMOYNE, known to me (or satisfactorily proven) to be the person who executed the foregoing Subordination Agreement and acknowledged that he executed the same for the purposes therein contained by signing the name of the said Corporation, by himself as PRESIDENT.

     IN WITNESS WHEREOF, I hereunto set my hand and official seal.

                                      /s/ Rose Ann M. Mull

                                      ---------------------------------
                                      Notary Public

                                      My Commission Expires:

                                      Oct. 25, 1999

          NOTARIAL SEAL               ---------------------------------
ROSE ANN M. MULL, NOTARY PUBLIC
LEMOYNE BORO, CUMBERLAND COUNTY
MY COMMISSION EXPIRES OCT. 25, 1999
MEMBER, PENNSYLVANIA ASSOCIATION OF NOTARIES

STATE OF MARYLAND, CITY OF BALTIMORE, to wit:

     I HEREBY CERTIFY, that on this      day of                 , 19   ,
                                    ----        ----------------    ---
before me, the undersigned Notary Public of the State of Maryland, personally appeared STEPHEN D. PALMER, who acknowledged himself to be the ASSISTANT VICE PRESIDENT of MERCANTILE-SAFE DEPOSIT AND TRUST COMPANY, known to me (or satisfactorily proven) to be the person who executed the foregoing Subordination Agreement and acknowledged that he executed the same for the purposes therein contained by signing the name of the said company, by himself as ASSISTANT VICE PRESIDENT.

     IN WITNESS WHEREOF, I hereunto set my hand and official seal.



                                      ---------------------------------
                                      Notary Public

                                      My Commission Expires:



                                      ---------------------------------



STATE OF NEW JERSEY, COUNTY OF BERGEN, to wit:

     I HEREBY CERTIFY, that on this 22nd day of December, 1998, before me, the undersigned Notary Public of the State of New Jersey, personally appeared THOMAS K. LANGBEIN, who acknowledged himself to be the CHIEF EXECUTIVE OFFICER of DIALYSIS CORPORATION OF AMERICA, known to me (or satisfactorily proven) to be the person who executed the foregoing Subordination Agreement and acknowledged that he executed the same for the purposes therein contained by signing the name of the said Corporation, by himself as CHIEF EXECUTIVE OFFICER.

     IN WITNESS WHEREOF, I hereunto set my hand and official seal.

                                      /s/ Nancy A. Cox

                                      ---------------------------------
                                      Notary Public

                                      My Commission Expires:

                                                NANCY A. COX
                                         Notary Public of New Jersey
                                    My Commission Expires March 6, 2000